UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Vir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39083	81-2730369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Illinois Street, Suite 500 San Francisco, California	94158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 906-4324

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Although it has not finalized its full financial results for the quarter ended June 30, 2023, Vir Biotechnology, Inc. (the “Company”) disclosed in a press release on July 20, 2023, that it had cash, cash equivalents and investments of approximately $1.9 billion as of June 30, 2023.

The information contained in Item 2.02 of this Form 8-K regarding the Company’s cash balance as of June 30, 2023, is preliminary and is subject to completion of the Company’s financial closing procedures. This cash figure does not present all information necessary for an understanding of the Company’s financial condition as of June 30, 2023, and its results of operations for the three and six months ended June 30, 2023. The Company’s independent registered public accounting firm has not conducted a review of and does not express an opinion or any other form of assurance with respect to, the cash figure.

The information in this Item 2.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 20, 2023, the Company announced that the Phase 2 PENINSULA trial evaluating VIR-2482 for the prevention of symptomatic influenza A illness did not meet primary or secondary efficacy endpoints. In participants who received the highest dose of VIR-2482 (1,200 mg), a non-statistically significant reduction of approximately 16% in influenza A protocol-defined illness was observed. Participants who received the highest dose showed an approximately 57% reduction in symptomatic influenza A illness, when defined according to CDC influenza-like-illness criteria, which was one of two secondary endpoints. VIR-2482 was generally well tolerated and no safety signals were identified.

PENINSULA (NCT05567783) is the first Phase 2 outpatient trial to evaluate the role of a monoclonal antibody in the prevention of influenza A illness. The dose-ranging, proof-of-concept trial enrolled approximately 3,000 men and women ages 18 to 64 without risk factors for serious complications from an influenza infection who did not receive an influenza vaccination for the flu season. The primary efficacy endpoint was the proportion of trial participants with protocol-defined influenza-like-illness 1 with PCR confirmed influenza A infection compared to placebo. Secondary endpoints included the proportion of participants with CDC-defined influenza-like-illness2 with PCR confirmed influenza A infection and the proportion of participants with WHO-defined influenza-like-illness3 with PCR confirmed influenza A infection.

Efficacy Analyses

Occurrence of Influenza-Like-Illness (ILI) with PCR Confirmed Influenza A

	# of Participants with Endpoint/ VIR-2482 vs. Placebo	Placebo N = 983 n (%)	VIR-2482 450 mg N = 981 n (%)	VIR-2482 1,200 mg N = 992 n (%)
Primary Endpoint	Number of Participants Protocol-Defined ILI[1]	25 (2.54%)	24 (2.45%)	21 (2.12%)
	Relative Risk Reduction (%)	—	3.78%	15.85%
	95% CI (%)	—	-67.23, 44.63	-49.27, 52.56
	p-value	—	0.89	0.56
Secondary Endpoints	Number of Participants with CDC-Defined ILI[2]	17 (1.73%)	15 (1.53%)	7 (0.71%)
	Relative Risk Reduction (%)	—	11.45%	57.23%
	95% CI (%)	—	-76.25, 55.51	-2.51, 82.15
	Number of Participants with WHO-Defined ILI[3]	11 (1.12%)	12 (1.22%)	6 (0.60%)
	Relative Risk Reduction (%)	—	-9.80%	44.13%
	95% CI (%)	—	-147.41, 51.27	-50.49, 79.26

Note: Percentages are calculated relative to the number of participants in the full analysis set.

[1]

Protocol-defined ILI is defined as PCR-confirmed influenza A with at least one respiratory symptom: sore throat, cough, sputum production, wheezing, or difficulty breathing and at least one systemic symptom: fever (temperature >37.8°C), chills, weakness, or myalgias.

[2]	CDC-ILI is defined as fever (temperature >37.8°C) and cough and/or sore throat.
[3]	WHO-ILI is defined as fever (temperature >38°C) and cough.

The PENINSULA trial has been supported in whole or in part with federal funds from the Department of Health and Human Services; Administration for Strategic Preparedness and Response (ASPR); Biomedical Advanced Research and Development Authority (BARDA), under Other Transaction Number: 75A50122C00081.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “plan,” “potential,” “aim,” “expect,” “anticipate,” “promising” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Vir’s expectations and assumptions as of the date of this Form 8-K. Forward-looking statements contained in this Form 8-K include, but are not limited to, statements regarding Vir’s strategy and plans, the potential benefits of VIR-2482 to protect against influenza A illness; statements regarding Vir’s scientific and executional expertise, and risks and uncertainties associated with drug development and commercialization. Many factors may cause differences between current expectations and actual results, including the occurrence of adverse safety events; risks of unexpected costs, delays or other unexpected hurdles; difficulties in collaborating with other companies; successful development and/or commercialization of alternative product candidates by Vir’s competitors; changes in expected or existing competition; delays in or disruptions to Vir’s business or clinical trials due to the COVID-19 pandemic, geopolitical changes or other external factors; and unexpected litigation or other disputes. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later-stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements, or the scientific data presented. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Form 8-K are discussed in Vir’s filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. Except as required by law, Vir assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date: July 20, 2023	By:	/s/ Sung Lee
Sung Lee Executive Vice President and Chief Financial Officer